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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-101447 of Liquidmetal Technologies on Form S-8 of our report dated February 4, 2003, appearing in this Annual Report on Form 10-K of Liquidmetal Technologies for the year ended December 31, 2002.



/s/  Deloitte & Touche LLP

Tampa, Florida
March 28, 2003